UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 9, 2016

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive
McLean, Virginia, 22107-0910

(Address of principal executive offices)

(703) 854-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 9, 2016, Gannett Co., Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other matters, the completion of the previously announced acquisition of ReachLocal, Inc. (“ReachLocal”). As permitted by Item 9.01 of Form 8-K, the Initial 8-K omitted certain financial information required by Item 9.01 of Form 8-K. This amendment is being filed to provide such information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

ReachLocal’s audited consolidated financial statements as of and for the year ended December 31, 2015 included in ReachLocal’s Annual Report on Form 10-K for the year ended December 31, 2015, and ReachLocal’s unaudited consolidated interim financial statements as of and for the six months ended June 30, 2016 included in ReachLocal’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, in each case together with the notes related thereto, hereby are incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed and consolidated balance sheets as of June 26, 2016, and its unaudited pro forma condensed, consolidated and combined statements of income for the six months ended June 26, 2016 and the fiscal year ended December 27, 2015, and the notes related thereto, are filed as Exhibit 99.1 to this amendment and hereby are incorporated by reference into this Item 9.01(b). As further described therein, such pro forma financial statements give effect to the Company’s acquisitions of Journal Media Group, Inc. (acquired on April 8, 2016), North Jersey Media Group, Inc. (acquired on July 6, 2016), and ReachLocal (acquired on August 9, 2016).

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm of ReachLocal, Inc.
99.1	Unaudited pro forma condensed and consolidated balance sheets of the Company as of June 26, 2016, unaudited pro forma condensed, consolidated and combined statements of income of the Company for the six months ended June 26, 2016 and for the fiscal year ended December 27, 2015, and related notes thereto.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: October 21, 2016	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm of ReachLocal, Inc.

99.1	Unaudited pro forma condensed and consolidated balance sheets of the Company as of June 26, 2016, unaudited pro forma condensed, consolidated and combined statements of income of the Company for the six months ended June 26, 2016 and for the fiscal year ended December 27, 2015, and related notes thereto.